UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022 (December 7, 2022)
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WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E.	,	Rockford	,	Michigan	49351
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 7, 2022 Saucony, Inc., Wolverine Outdoors, Inc. and Wolverine World Wide Canada ULC (collectively, the “Sellers”) entered into a receivables facility of $175 million (the “Receivables Facility”), under which the Sellers will sell receivables to Rockford ARS, LLC, a Delaware limited liability company (the “Buyer”) pursuant to (i) that certain U.S. Receivables Sale Agreement dated December 7, 2022 (the “U.S. Receivables Sale Agreement”), among the Buyer, the Company, as initial master servicer (in such capacity, the “Master Servicer”), and the Sellers from time to time party thereto as originators and (ii) that certain Canadian Receivables Sale Agreement dated December 7, 2022 (the “Canadian Receivables Sale Agreement”, and together with the U.S. Sale Agreement, the “Receivables Sale Agreements”), among the Buyer, the Master Servicer and the Sellers from time to time party thereto as originators, who will then sell such receivables to Wells Fargo Bank, N.A. and other purchasers (the “Purchasers”) pursuant to that certain Receivables Purchase Agreement, dated as of December 7, 2022, among the Buyer, as seller, the Master Servicer, the Purchasers from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent (the “Receivables Purchase Agreement”). In connection with the entry into the Receivables Sale Agreements and the Receivables Purchase Agreement, the Company will enter into certain other agreements, including a guarantee of certain performance obligations of the Sellers and deposit account control agreements, which are customary in connection with such transactions.

The foregoing summary of the Receivables Sale Agreements and Receivables Purchase Agreement is not a complete description and is qualified in its entirety by reference to the terms and conditions of each such agreement, to be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Item 7.01	Regulation FD Disclosure
On December 8, 2022, Wolverine World Wide, Inc. issued a press release providing a business update. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated December 8, 2022.

		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2022	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Michael D. Stornant
Michael D. Stornant
Executive Vice President, Chief Financial Officer and Treasurer

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